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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

      Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 19, 1999(April 28, 1999)







                          AMERICAN PAD & PAPER COMPANY
             (Exact name of registrant as specified in its charter)

                         Commission file number 1-11803


              Delaware                                   04-3164298
   (State or other jurisdiction of                   (I.R.S. Employer
   incorporation or organization)                     Identification No.)

17304 Preston Road, Suite 700, Dallas, TX                  75252-5613
   (Address of principal executive offices)                (Zip Code)

        Registrant's telephone number, including area code: (972) 733-6200






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



Item 5.  Other Events.

     On April 19, 1999, American Pad & Paper Company (OTCBB:AMPP) (AP&P) reported financial results for the first quarter ended March 31, 1999.

This press release is incorporated herein as Exhibit 99.026

Exhibit

99.26 Press release by the Company dated April 19, 1999.







                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             American Pad & Paper Company



April 28, 1999                           /s/ David N. Pilotte
Date                                     David N. Pilotte
                                         Vice President and Corporate Controller
                                         Principal Accounting Officer

                                                                  Exhibit 99.026
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For Immediate Release                                     CONTACT: Mark Lipscomb
                                                                  (972) 733-5415



               American Pad & Paper Reports FIRST Quarter Results

         DALLAS, Texas, April 19, 1999, -- American Pad & Paper Company (OTCBB:AMPP) (AP&P) today reported financial results for the first quarter ended March 31, 1999.

         For the first quarter ended March 31, 1999, the Company reported a net loss of $12.8 million, or 46 cents per share, on net sales of $137.6 million. These results include previously announced plant rationalization charges reflected in cost of goods sold totaling $1.3 million, which negatively impacted first quarter performance by 5 cents per share. Comparable first quarter results in 1998 were a net loss of $2.1 million, or 8 cents per share, on net sales of $161.6 million.

         During the first quarter 1999, the Company posted EBITDA performance of $5.6 million as measured by the Company's bank agreement and reported a cumulative nine-month EBITDA performance that exceeds the bank covenant requirements by $7.6 million. Cost controls also had a positive effect as the Company reduced SG&A expenses in the first quarter by $1.0 million sequentially over the fourth quarter of 1998.

         " The Company continued to make progress in the first quarter, which is seasonally one of the slowest," said James W. Swent III, Co-Chairman and Chief Executive Officer of the Company. "Revenue performance was at the lower end of expectations, but gross margin and expense control helped drive EBITDA to hit our plan for the first quarter. Inventory grew as expected due to plant rationalization and second half 1999 seasonal sales requirements. The full year goal remains to reduce inventory levels by $10 million year over year. Accounts receivable balances also dropped in the first quarter by $22 million as fourth quarter sales were collected."

     "Looking forward, the goal remains to return to profitability in the second half of 1999," said Mr. Swent. "Our plant rationalization plan remains on or slightly ahead of schedule as we drive towards our goal of being the low-cost producer in our industry. We are also working hard to rebuild our market share and remain focused on expanding our business in both new and existing channels."

                                    - more -



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                                                                  Exhibit 99.026

         American Pad & Paper Company is a leading manufacturer and marketer of paper-based office products in North America. Product offerings include envelopes, writing pads, file folders, machine papers, greeting cards and other office products. The key operating divisions of the Company are Williamhouse, AMPAD, and Creative Card. Company revenues in total year 1998 were $662 million.

           This release contains forward-looking statements relating to future results. Actual results may differ significantly as a result of factors over which the Company has no control, including, but not limited to the following: changing economic conditions, slower than anticipated sales growth, price and product competition and changes in raw material costs. Additional information, which could affect the Company's financial results, is included in the Company's filings with the Securities and Exchange Commission.




                                                                  ***

                               (Tables to Follow)

                                                                  Exhibit 99.026

                          AMERICAN PAD & PAPER COMPANY
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                    (in thousands, except per share amounts)
                                   (Unaudited)

                                                                    Three Months Ended March 31,
                                                                        1999          1998
Net sales .........................................................   $    137,631 $    161,595
Cost of sales .....................................................        124,771      142,173
                                                                      ------------ ------------

  Gross profit ....................................................         12,860       19,422

Operating expenses:
  Selling and marketing ...........................................          4,880        4,689
  General and administrative ......................................          7,130        5,432
  Loss on sale of accounts receivable .............................            740          747
  Amortization of intangible assets ...............................          1,286        1,587
  Management fees and services ....................................            375          530
                                                                      ------------ ------------

Income (loss) from operations .....................................         (1,551)       6,437

Other income (expense):
  Interest ........................................................        (10,796)     (10,743)
  Other income, net ...............................................            306           51
                                                                      ------------ ------------

Loss before income taxes ..........................................        (12,041)      (4,255)
Provision for (benefit from) income taxes .........................           --         (2,170)
                                                                      ------------ ------------

Loss before cumulative effect of a change in accounting principle .        (12,041)      (2,085)
Cumulative effect of a change in accounting principle (net of tax)*            726         --
                                                                      ------------ ------------

Net loss ..........................................................   $    (12,767)$     (2,085)
                                                                      ============ ============

Basic earnings per share
  Loss before cumulative effect of a change in accounting principle   $      (0.43)$      (0.08)
  Cumulative effect of a change in accounting principle ...........          (0.03)        --
                                                                      ------------ ------------
  Net loss ........................................................   $      (0.46)$      (0.08)
                                                                      ============ ============


Weighted average shares outstanding:
  Basic ...........................................................         27,724       27,695
                                                                      ============ ============


 * Effective January 1, 1999, the company adopted Statement of Position (SOP) 98-5 "Reporting on the costs of start-up activities."

                                                                  Exhibit 99.026


                          AMERICAN PAD & PAPER COMPANY
                           CONSOLIDATED BALANCE SHEETS
                    (in thousands, except per share amounts)
                                   (Unaudited)

                                                               March 31,    December 31,
                                                                1999            1998
ASSETS
Current assets:
  Cash ..................................................   $      1,270  $      1,371
  Accounts receivable ...................................         38,651        60,660
  Inventories ...........................................        120,047       112,169
  Refundable income taxes ...............................          1,700         1,700
  Prepaid expenses and other current assets .............          1,726         1,240
  Deferred income taxes .................................             40            40
                                                            ------------  ------------
    Total current assets ................................        163,434       177,180

Property, plant and equipment ...........................        150,747       152,198
Intangible assets .......................................        183,158       185,805
Other ...................................................          2,580         2,654
                                                            ------------  ------------
  Total assets ..........................................   $    499,919  $    517,837
                                                            ============  ============

LIABILITIES AND STOCKHOLDERS' EQUITY Current liabilities:
  Current portion of long-term debt .....................   $      1,242  $      1,236
  Accounts payable ......................................         38,385        49,598
  Accrued expenses ......................................         45,022        47,078
  Restructuring charges .................................          5,522         5,660
  Income taxes payable ..................................            300           300
                                                            ------------  ------------
    Total current liabilities ...........................         90,471       103,872
                                                            ------------  ------------

Long-term debt ..........................................        382,383       373,675
Deferred income taxes ...................................         16,701        16,972
Other ...................................................          1,101         1,288
                                                            ------------  ------------
   Total liabilities ....................................        490,656       495,807
                                                            ------------  ------------

Commitments and contingencies
Stockholders' equity:
  Preferred stock, 150,000 shares authorized,
   no shares issued and outstanding, respectively .......           --            --
  Common stock, voting, $.01 par value, 75,000,000
    shares authorized, 27,724,045 and 27,724,045
    shares issues and outstanding, respectively .........            277           277
Additional paid-in capital ..............................        301,287       301,287
Accumulated deficit .....................................       (292,301)     (279,534)
                                                            ------------  ------------

    Total stockholders' equity ..........................          9,263        22,030
                                                            ------------  ------------
    Total liabilities and stockholders' equity ..........   $    499,919  $    517,837
                                                            ============  ============
